Supplement, dated January 26, 2006, to the Prospectuses, dated March 1, 2005, of
                       Seligman Global Fund Series, Inc.,
      on behalf of its Seligman Global Smaller Companies Fund (the "Fund")

The following information supersedes and replaces the information set forth under the caption entitled "Portfolio Management - Global Smaller Companies Fund" on page 27 of the Fund's Prospectus (page 19 with respect to the Fund's Class I Prospectus):

The  Global  Smaller   Companies  Fund  is  managed  by  a  team  of  investment
professionals employed by Wellington Management and its affiliate Wellington Management International Ltd. ("WMI").

Mr. Jamie A. Rome, CFA, has managed the North American portion of the Fund since 2003. Mr. Rome is a Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management. He began his career at Wellington Management as an investment professional in 1994.

Mr. Simon H. Thomas, CPA, Director and Equity Portfolio Manager of WMI, is the Portfolio Manager of the non-North American portion of the Fund effective January 2006. Mr. Thomas joined the firm as an investment professional in 2002. Prior to joining the firm, he attended the University of Chicago Business School (2000-2002). Prior to graduate school, Mr. Thomas was a Manager at Arthur Andersen (1992-2000). Mr. Thomas received his MA and BA from the University of Oxford.

Mr. Nikunj Hindocha, CFA, Associate Director and Equity Research Analyst of WMI, joined the firm as an investment professional in 2003. Mr. Hindocha has been involved in portfolio management and securities analysis for the non-North American portion of the Fund since January 2006. Prior to joining the firm, Mr. Hindocha was an Analyst on the European Small Cap Investment team at Baring Asset Management (1998-2003). Mr. Hindocha received his MSc and BSc from the London School of Economics and Political Science.

Mr. Daniel Maguire, CFA, Equity Research Analyst of WMI, joined the firm as an investment professional in 2004. Mr. Maguire has been involved in portfolio management and securities analysis for the non-North American portion of the Fund since January 2006. Prior to joining the firm, Mr. Maguire was an Equity Analyst at Insight Investment Management in the UK (2003-2004) and at HSBC Investment Bank (2000-2003). Mr. Maguire received his MSc, BEng and Com from the University of Birmingham (UK).